ABACUS GLOBAL MANAGEMENT ANNOUNCES EXECUTION OF DEFINITIVE AGREEMENT TO ACQUIRE A STRATEGIC MINORITY INVESTMENT IN MANNING & NAPIER
~ Will Accelerate Abacus Wealth Advisors Platform, Unlock New Distribution Channels, and Support Joint Product Development ~
~ Will Gain Strategic Partnership with Manning & Napier’s Wealth and Investment Management Platform Totaling
$18 Billion in AUM~
~ Investment Supported by Fee-Related Earnings ~
ORLANDO, Fla. – March 12, 2026 – Abacus Global Management, Inc. (“Abacus” or the “Company”) (NYSE: ABX), a leader in the alternative asset management industry, today announced that it has entered into a definitive agreement to acquire an approximately $53 million minority equity stake in Manning & Napier, Inc. (“Manning & Napier”), a diversified wealth and asset management firm with approximately $18 billion in total assets under management (the “equity investment”).
In connection with the equity investment, the parties have agreed to enter into a Strategic Alliance Agreement (the “SAA”) designed to create mutual growth across three core dimensions: product distribution, lead generation and referrals, and joint product development. The SAA is the primary value driver of the proposed transaction, which is expected to create a framework for strategic collaboration between the two platforms while preserving Manning & Napier’s independent operations.
Jay Jackson, Chief Executive Officer of Abacus, commented, “This investment represents a defining moment in Abacus’s evolution from a life solutions originator to a fully integrated, longevity-focused alternative asset management platform. Manning & Napier brings a proven wealth advisory platform with approximately 3,400 clients, $18 billion in total AUM, with more than 55 years of trusted investment management. Combined with our proprietary LifeARC data and actuarial capabilities, this partnership completes the Abacus flywheel—connecting our Life Solutions origination engine, our growing Asset Group, and now a dedicated wealth management channel. As part of this investment, we are building a longevity-focused wealth ecosystem that we believe will generate significant value for our customers and shareholders.”
Paul Battaglia, President and CFO of Manning & Napier, commented, “We are excited to welcome Abacus as a minority equity partner of Manning & Napier. Abacus’ strategic capital investment positions us to deliver meaningful benefits for our clients, advisor partners, and employees. This partnership further validates our strategic vision for Manning & Napier, with a continued focus on providing superior investment solutions and exceptional planning tools and technology to deliver on our commitments to clients.”
Transaction Highlights
Strategic Alliance Agreement. Pursuant to the terms of the definitive agreement, in connection with the closing of the equity investment, the parties will enter into the SAA encompassing three pillars:
Product Distribution Partnership: Pursuant to the terms of the SAA, Manning & Napier will have the ability to offer Abacus Asset Group investment products—including ETFs, longevity funds, and asset-based finance strategies—to their clients and partners.
Lead Generation & Referral Engine: Abacus Life Solutions generates approximately 10,000 customer leads per month through its origination platform. Pursuant to the terms of the SAA, leads generated from individuals receiving settlement proceeds or those not suitable for Abacus’s core products may be referred to Manning & Napier’s wealth advisory platform. Conversely, Manning & Napier’s client base offers a natural referral pool for the Abacus Life Solutions product suite.

Joint Product Development: Pursuant to the terms of the SAA, the parties will agree to collaborate on the development of lifespan-based financial planning products tailored to Manning & Napier’s client demographics, leveraging Abacus’s proprietary longevity data and actuarial capabilities (“LifeARC”) with Manning & Napier’s wealth planning expertise and infrastructure.
The equity investment is expected to close in Q2 2026 subject to customary closing conditions, including regulatory approvals.
Dynasty Financial Partners has acted as an exclusive financial advisor, and Latham & Watkins LLP has acted as legal advisor to Abacus.
Berkshire Global Advisors acted as the exclusive financial advisor, and Morgan, Lewis & Bockius LLP acted as legal advisor to Manning & Napier.

About Manning & Napier
Manning & Napier is a wealth and asset management firm that provides a broad range of financial solutions and complementary consultative services. Founded in 1970, the firm serves a diversified client base of high-net-worth individuals and institutions, including Taft-Hartley plans, endowments, and foundations. Manning & Napier is headquartered in Fairport, New York with offices in Dublin, Ohio, Saint Petersburg, Florida, and Seattle, Washington.
About Abacus
Abacus Global Management (NYSE: ABX) is a leading financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide.
For more information, please visit www.abacusgm.com.
Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are based on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet

Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies; the fact that the equity investment is subject to regulatory conditions and certain customary closing conditions that may impact the possibility that the equity investment does not close when expected or at all; the fact that the Strategic Alliance Agreement is subject to further negotiation and finalization prior to the closing of the equity investment and may not be entered into on the terms described herein or at all; and the risk that Abacus may not achieve the expected benefits of the equity investment.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.
Risk disclosure: All securities investing and trading activities risk the loss of capital. Investors should carefully review the offering documents and consult with their own legal, tax, financial advisors regarding the suitability of investments.
Contacts:
Investor Relations
Robert F. Phillips – SVP Investor Relations and Corporate Affairs
rob@abacusgm.com
(321) 290-1198
David Jackson – Managing Director of Investor Relations
david@abacusgm.com
(321) 299-0716
Abacus Global Management Public Relations
press@abacusgm.com
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